UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 10, 2022
Date of Report (Date of earliest event reported)

ChampionX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2445 Technology Forest Blvd
Building 4, 12th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and zip code)
(281) 403-5772
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2022, the Board of Directors (the “Board”) of ChampionX Corporation (the “Company”) adopted and approved, effective immediately, the amended and restated by-laws (as amended and restated, the “Amended and Restated By-laws”) of the Company. The Amended and Restated By-laws, among other things:

•Revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including, among other things, adding a requirement that a stockholder seeking to nominate director(s) at an annual meeting deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act (the universal proxy rules) within eight business days of the meeting;
•Specify that a majority of the entire Board is required to constitute quorum for the transaction of business at any Board meeting (rather than one-third of the entire Board);
•Clarify the power of the chair of a stockholder meeting to adjourn any meeting of stockholders;
•Adopt gender-neutral terms when referring to particular positions, offices or title holders, including the adoption of the title Chair in place of Chairman;
•Make certain administrative, modernizing, clarifying and confirming changes, including (1) removing references to provisions that have been are no longer applicable to the Company, including the classified board, removal for cause only, and supermajority voting requirements, (2) making updates to reflect recent amendments to the Delaware General Corporation Law, and (3) clarifying that meetings of stockholders may, in addition to or instead of a physical meeting, be held by means of remote communication (including virtually) as provided under applicable Delaware law.
The foregoing description of the Amended and Restated By-laws is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-laws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date:	November 10, 2022	By:	/s/ JULIA WRIGHT
Julia Wright
Senior Vice President, General Counsel and Secretary